May 9, 2022 First Quarter 2022 Earnings Call NEED NEW IMAGE THAT WE SENT Exhibit 99.2

2 Forward-Looking Statements This presentation includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance, including, but not limited to, statements about the expected timing, completion, and effects of the potential acquisition of Cloudmed, the Company’s strategic initiatives, capital plans, costs, ability to successfully implement new technologies, future financial and operational performance, and liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) the ability of the parties to consummate the proposed acquisition of Cloudmed; (ii) satisfaction of the conditions precedent to the consummation of the proposed acquisition of Cloudmed, including the receipt of required regulatory and shareholder approvals; (iii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the proposed acquisition of Cloudmed; (iv) the Company's ability to retain existing customers or acquire new customers; (v) the development of markets for the Company's revenue cycle management offering; (vi) variability in the lead time of prospective customers; (vii) competition within the market; (viii) breaches or failures of the Company's information security measures or unauthorized access to a customer's data; (ix) delayed or unsuccessful implementation of the Company's technologies or services, or unexpected implementation costs; (x) disruptions in or damages to the Company's global business services centers and third-party operated data centers; and (xi) the impact of the COVID-19 pandemic on the Company's business, operating results, and financial condition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, quarterly reports on Form 10-Q, the proxy statement relating to the Company’s annual meeting and the acquisition of Cloudmed, and any other periodic reports that the Company or Project Roadrunner Parent Inc. (“New R1”), a wholly owned subsidiary of the Company, may file with the United States Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward- looking statements.

3 Disclaimer Additional Information and Where to Find It This presentation includes information regarding the proposed transaction between R1 and Cloudmed, a leader in Revenue IntelligenceTM solutions for healthcare providers. This presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. New R1 has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of R1, referred to as a proxy statement / prospectus, which was declared effective by the SEC on April 22, 2022. Promptly after the proxy statement / prospectus was declared effective by the SEC, a copy of the definitive proxy statement / prospectus was sent to all shareholders of the Company. The Company and New R1 also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders are able to obtain free copies of the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC by the Company and New R1 through the website maintained by the SEC at www.sec.gov. The documents filed by the Company and New R1 with the SEC also may be obtained free of charge at the Company’s website at http://www.r1rcm.com or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123. No Offer or Solicitation This presentation is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

4 Disclaimer Financial Projections All financial projections in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond R1’s control. No independent registered public accounting firm has audited, reviewed, compiled or performed any procedures with respect to the combined financial information of R1 contained herein, and, accordingly R1 expresses no opinion or otherwise provides any form of assurance with respect thereto for the purposes of this presentation. Such information may not be included, may be adjusted or may be presented differently in, any registration statement or proxy statement or other relevant documents to be filed by R1 with the SEC. The inclusion of projections in this presentation should not be regarded as an indication that R1, or its representatives, considered or consider the projections to be a reliable prediction of future events. Non-GAAP Financial Information Some of the financial information and data contained in this presentation, including adjusted EBITDA (and related measures), have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure. Participants in the Solicitation The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction is contained in the proxy statement / prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

5 First Quarter 2022 Results and Financial Outlook  Revenue of $385.7 million, up $43.1 million or 12.6% compared to the same period last year  GAAP net income of $29.4 million, up $3.6 million or 14.0% compared to the same period last year  Adjusted EBITDA of $89.3 million, up $8.9 million or 11.1% compared to the same period last year  Revenue of $1,660 million - $1,700 million  GAAP operating income of $200 million - $220 million  Adjusted EBITDA of $385 million - $405 million The Company plans to update guidance after completion of the Cloudmed acquisition, which is expected to occur by the end of June 2022, subject to satisfaction of closing conditions, including shareholder approval for the issuance of stock related to the transaction Note: Adjusted EBITDA is a non-GAAP measure; please refer to the Appendix for a reconciliation of non-GAAP financial measures. First Quarter 2022 Results 2022 Standalone Guidance

Commercial and Operational Update

$10 Billion NPR Contract

- Negotiations with customer are complete with economic terms agreed to and governance process concluded
- Open item: Provisioning user access for our employees with a third-party vendor
- We remain very confident in getting the deal completed and are working as expeditiously as possible towards signing

Strong Commercial Activity in Q1

- 10-year end-to-end operating partner agreement with ScionHealth, encompassing $2 billion in NPR in the long-term acute care hospital (LTACH) setting
- Signed $750 million in end-to-end NPR across three large physician groups, in addition to other physician group deals
- $500 million NPR health system in the contracting stage under an operating partner model
- 23 modular deals across 12 customers

Deployment Capacity

- Plan to increase annual deployment capacity to $9-10 billion NPR exiting 2022; supported by progression of deals in pipeline and accelerating demand
- Anticipate scaling cost efficiencies relative to 2021, when we increased deployment capacity from $3 billion to $5 billion NPR annually

Operational Update

- Patient volumes have trended in line with expectations embedded in 2022 guidance
- Comfortable with current wage levels in light of tight labor market conditions
- Automated >12 million tasks on annualized basis in Q1 and on track to automate >100 million tasks annually by year-end 2022

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7 Cloudmed Update1  On track to complete acquisition by the end of June, subject to remaining closing conditions  Q1 top-line results ahead of Cloudmed’s plan, driven by cross-selling into existing base and new wins  Company is making progress in launching new products to drive organic growth; strong demand for 340B solution  We believe Cloudmed is solidly on track to meet or exceed $446 million in revenue and $191 million in adjusted EBITDA2  Post-close senior leadership structure announced to both teams  Integration team is fully mobilized and resourced to launch plans immediately post-close  Established roadmap for cohesive market presence, unified technology platform and integrated delivery capability  Planning process has confirmed several deal thesis assumptions:  Base case assumptions for revenue and cost synergies are achievable  Cloudmed’s technology architecture and assets are extendable to R1, to create a technology and data platform leader in the industry  Both companies’ cultures are highly aligned and Cloudmed talent base is complementary to R1’s base  Cloudmed’s commercial engine, in combination with R1’s automation catalog is a significant opportunity Timing of Close and Q1 Performance Update Integration Planning Well Underway Note1: Information related to Cloudmed is based on data available to R1, has not been audited and is subject to change. Note2: Adjusted EBITDA (non-GAAP) with respect to Cloudmed means net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, impairment, gain/loss on acquisition earn-out, integration and strategic initiative costs, severance, retention, recruiting, equity-based compensation, transaction expenses and certain other expenses.

Q1’22 Non-GAAP Results – Q/Q and Y/Y Comparison

($ in millions)	Q1'22	Q4'21	Q1'21	Key change driver(s)
Revenue	$385.7	$398.9	$342.6	▪ Y/Y: Contribution from new customers and VisitPay ▪ Q/Q: Lower net operating fees due to shorter cash collection period for large end-to-end customers, lower net incentive fees due to typical Q1 seasonality in patient obligations
Adjusted Cost of Services[1]	$273.6	$279.1	$242.8	▪ Y/Y: Incremental costs to serve new customers and VisitPay operating costs, offset in part by automation and digitization efforts ▪ Q/Q: In line with lower net operating fee revenue
Adjusted SG&A expense[1]	$22.8	$24.7	$19.4	▪ Y/Y: VisitPay-related costs, sales and marketing spend to support business growth, and increased travel expenses ▪ Q/Q: Lower marketing expenses
Adjusted EBITDA[1]	$89.3	$95.1	$80.4	▪ Y/Y: Strong operational execution, contribution from new customers and VisitPay, lower costs due to automation and digitization ▪ Q/Q: Contracting costs associated with pending contract

Note[1]: Adjusted cost of services, adjusted SG&A expense, and adjusted EBITDA are non-GAAP measures.
A reconciliation of non-GAAP to GAAP measures is provided in the Appendix of this presentation.

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9 Additional Commentary  Generated $30.9 million in cash from operations in Q1’22 - Cash balance declined $6.2 million from year-end 2021 due to tax payments of $21.5 million related to Q1 vesting of employee equity awards, $10.0 million for capital expenditures, and $4.4 million for debt repayment  Balance sheet remains strong - Net debt1 of $647.4 million as of 3/31/22 - Net debt1 to trailing 12-month adjusted EBITDA1 ratio of 1.8x as of 3/31/22, compared to 1.9x as of 12/31/21  Financing for Cloudmed transaction nearly complete (to fund retirement of Cloudmed debt and transaction expenses) - Anticipate ~$1.8 billion in gross debt post-close and $600 million in revolver capacity - Expect interest expense of 3-4% based on current SOFR rates - Ratings received from Moody’s S&P and Fitch, expect final commitment from Term Loan B lenders this week  Expect revenue of $1,660 million to $1,700 million, and adjusted EBITDA1 of $385 million to $405 million for 2022  Plan to provide Q2’22 guidance and update 2022 guidance following completion of Cloudmed acquisition Cash Flow and Balance Sheet Financial Outlook Note1: Net debt and adjusted EBITDA are non-GAAP measures. See Appendix for more information.

10 Appendix

11 Use of Non-GAAP Financial Measures  In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA, non-GAAP cost of services, non- GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, strategic initiatives costs, customer employee transition and restructuring expense, and certain other items. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.  Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. 2022 GAAP Operating Income Guidance $200-220 Plus: Depreciation and amortization expense $85-95 Share-based compensation expense $45-55 Strategic initiatives, severance and other costs $40-50 Adjusted EBITDA Guidance $385-405 Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance $ in millions Reconciliation of Total Debt to Net Debt March 31, 2022 December 31, 2021 Senior Revolver $80.0 $80.0 Senior Term Loan 691.3 695.6 Total debt 771.3 775.6 Less: Cash and cash equivalents 123.9 130.1 Net Debt $647.4 $645.5 $ in millions

12 Reconciliation of Non-GAAP Financial Measures $ in millions Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA Reconciliation of GAAP SG&A to Non-GAAP SG&A Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services Note1: Other costs are comprised of strategic initiatives costs, facility-exit charges, severance and related employee benefits, and certain other costs. Three Months Ended March 31, Three Months Ended December 31, Year Ended December 31, 2022 2021 2021 2021 Net income $ 29.4 $ 25.8 $ 36.0 $ 97.2 Net interest expense 4.7 3.9 5.1 18.9 Income tax provision 9.1 7.1 9.1 29.6 Depreciation and amortization expense 18.9 17.9 20.7 77.5 Share-based compensation expense 10.1 12.7 12.3 74.3 Other expenses1 17.1 13.0 11.9 46.1 Adjusted EBITDA (non-GAAP) $ 89.3 $ 80.4 $ 95.1 $ 343.6 Three Months Ended March 31, Three Months Ended December 31, 2022 2021 2021 Cost of services $ 296.5 $ 267.2 $ 304.6 Less: Share-based compensation expense 4.3 7.3 5.4 Depreciation and amortization expense 18.6 17.1 20.1 Non-GAAP cost of services $ 273.6 $ 242.8 $ 279.1 Three Months Ended March 31, Three Months Ended December 31, 2022 2021 2021 Selling, general and administrative $ 28.9 $ 25.6 $ 32.2 Less: Share-based compensation expense 5.8 5.4 6.9 Depreciation and amortization expense 0.3 0.8 0.6 Non-GAAP selling, general and administrative $ 22.8 $ 19.4 $ 24.7